Capital Group Core Equity ETF
Investment portfolio
February 28, 2026
unaudited

Common stocks 98.49% Information technology 31.13%	Shares	Value (000)
NVIDIA Corp.	3,199,092	$566,847
Microsoft Corp.	1,341,992	527,054
Broadcom, Inc.	1,424,028	455,048
Apple, Inc.	1,153,170	304,644
Applied Materials, Inc.	593,759	221,056
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	385,556	144,422
Amphenol Corp., Class A	949,889	138,741
Seagate Technology Holdings PLC	235,564	96,072
Entegris, Inc.	707,225	93,672
Cognizant Technology Solutions Corp., Class A	930,901	59,978
Salesforce, Inc.	273,015	53,181
Accenture PLC, Class A	252,475	52,697
Oracle Corp.	345,135	50,183
Arista Networks, Inc. (a)	352,106	47,006
		2,810,601
Industrials 13.76%
RTX Corp.	1,635,844	331,455
General Electric Co.	355,379	121,632
Carrier Global Corp.	1,796,285	115,681
Automatic Data Processing, Inc.	536,748	115,057
XPO, Inc. (a)	449,457	94,597
GFL Environmental, Inc., subordinate voting shares	2,059,485	91,009
Ingersoll-Rand, Inc.	762,995	71,828
Honeywell International, Inc.	288,599	70,300
United Rentals, Inc.	79,997	67,198
Caterpillar, Inc.	87,200	64,775
Uber Technologies, Inc. (a)	804,712	60,691
TransDigm Group, Inc.	29,517	38,454
		1,242,677
Financials 11.78%
JPMorgan Chase & Co.	680,034	204,214
Mastercard, Inc., Class A	360,810	186,615
BlackRock, Inc.	145,614	154,821
Wells Fargo & Co.	1,248,734	101,709
Fidelity National Information Services, Inc.	1,473,278	75,078
Visa, Inc., Class A	200,383	64,151
Chubb, Ltd.	176,331	60,104
Marsh & McLennan Cos., Inc.	301,101	56,228
Progressive Corp.	261,355	55,841
PNC Financial Services Group, Inc.	261,606	55,552
Goldman Sachs Group, Inc.	57,245	49,206
		1,063,519
Capital Group Core Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Health care 8.90%	Shares	Value (000)
Eli Lilly and Co.	329,987	$347,143
Vertex Pharmaceuticals, Inc. (a)	342,225	170,027
UnitedHealth Group, Inc.	316,656	92,866
Abbott Laboratories	675,786	78,628
AbbVie, Inc.	269,541	62,555
Thermo Fisher Scientific, Inc.	99,983	52,102
		803,321
Communication services 8.83%
Alphabet, Inc., Class A	772,352	240,788
Alphabet, Inc., Class C	476,142	148,285
Meta Platforms, Inc., Class A	479,396	310,735
Netflix, Inc. (a)	1,015,758	97,757
		797,565
Consumer discretionary 8.28%
Amazon.com, Inc. (a)	1,870,531	392,812
Starbucks Corp.	1,278,263	125,295
Home Depot, Inc.	251,695	95,825
Royal Caribbean Cruises, Ltd.	280,896	87,347
Tesla, Inc. (a)	115,129	46,341
		747,620
Energy 4.52%
Canadian Natural Resources, Ltd. (CAD denominated)	3,122,500	136,593
Baker Hughes Co., Class A	1,766,395	115,275
Exxon Mobil Corp.	670,603	102,267
Halliburton Co.	1,500,714	54,026
		408,161
Consumer staples 3.44%
British American Tobacco PLC	2,663,540	166,554
Philip Morris International, Inc.	474,015	88,560
Mondelez International, Inc., Class A	908,401	55,939
		311,053
Materials 3.15%
Linde PLC	211,687	107,554
Air Products and Chemicals, Inc.	376,868	103,891
International Paper Co.	1,674,929	72,943
		284,388
Utilities 2.52%
PG&E Corp.	4,028,688	76,545
Dominion Energy, Inc.	1,196,844	75,569
CenterPoint Energy, Inc.	1,735,621	75,499
		227,613
Real estate 2.18%
Equinix, Inc. REIT	76,046	74,089
VICI Properties, Inc. REIT	2,095,912	63,318
Welltower, Inc. REIT	286,116	59,260
		196,667
Total common stocks (cost: $7,527,155,000)		8,893,185
Capital Group Core Equity ETF — Page 2 of 5

unaudited
Short-term securities 1.45% Money market investments 1.45%	Shares	Value (000)
Capital Group Central Cash Fund 3.65% (b)(c)	1,309,074	$130,907
Total short-term securities (cost: $130,881,000)		130,907
Total investment securities 99.94% (cost: $7,658,036,000)		9,024,092
Other assets less liabilities 0.06%		5,261
Net assets 100.00%		$9,029,353
Investments in affiliates (c)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2026 (000)	Dividend or interest income (000)
Short-term securities 1.45%
Money market investments 1.45%
Capital Group Central Cash Fund 3.65% (b)	$229,801	$926,439	$1,025,311	$(30)	$8	$130,907	$4,359

(a)	Non-income producing.
(b)	Rate represents the seven-day yield at 2/28/2026.
(c)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Core Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Capital Group Core Equity ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP3-301-0426
Capital Group Core Equity ETF — Page 5 of 5